This is filed pursuant to Rule 497(e).
File Nos. 2-48227 and 811-2383.


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ALLIANCEBERNSTEIN INVESTMENT
RESEARCH AND MANAGEMENT [LOGO] SM


                            THE ALLIANCEBERNSTEIN BOND FUNDS
                               AllianceBernstein U.S. Government Portfolio

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Supplement dated December 9, 2003 to the Prospectus dated November 3, 2003 of
AllianceBernstein Bond Fund, Inc. that offers the Class A, Class B, Class C, Class R and Advisor Class shares of the AllianceBernstein U.S. Government Portfolio (the "Portfolio"). This Supplement supersedes certain information under the heading "Management of the Funds-Portfolio Managers" in the Prospectus.


Kewjin Yuoh replaces Sean Kelleher as the person who is primarily responsible for the day-to-day management of the Portfolio. Mr. Yuoh is a Vice President of Alliance Capital Management Corporation, with which he has been associated since March 2003. Prior thereto, he was a Vice President of Credit Suisse Asset Management from 2000 to 2002, Vice President of Brundage, Story & Rose from 1998 to 2000 and a Portfolio Manager of Sanford C. Bernstein & Co.
since prior to 1998.


You should retain this Supplement for future reference.

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SM:  This is a service mark used under license from the owner.






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